UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2006
SS&C TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	333-135139	06-1169696

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT	06095

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 298-4500
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Ex-10.1 2006 Equity Incentive Plan of Sunshine Acquisition Corporation
Ex-10.2 Form of Stock Option Grant Notice
Ex-10.3 Form of Dividend Equivalent Agreement
Ex-10.4 Form of Stock Award Agreement

Item 1.01.      Entry into a Material Definitive Agreement.
     On August 9, 2006, the Board of Directors (the “Board”) of Sunshine Acquisition Corporation (the “Company”), a Delaware corporation and the parent company of SS&C Technologies, Inc., adopted the 2006 Equity Incentive Plan of Sunshine Acquisition Corporation (the “Plan”). The Plan provides for the granting of options, restricted stock and other stock-based awards to employees, consultants and directors of the Company and its subsidiaries pursuant to the terms described therein. A maximum of 1,314,567 shares of the Company’s common stock, par value $0.01 per share (“Sunshine Common Stock”), are reserved for issuance under the Plan. The Plan will be administered by the Board or by a committee appointed by the Board. If a change in control of the Company occurs, the administrator may, in its sole discretion, cause any and all awards outstanding under the Plan to terminate on or immediately prior to the date of such change in control and will give each participant the right to exercise the vested portion of such awards during a period of time prior to such change in control. The Plan will terminate on August 8, 2016, unless the administrator terminates it sooner.
     The foregoing description of the Plan is qualified in its entirety by reference to the Plan, which is attached hereto as exhibit 10.1 and is incorporated herein by reference.
     On August 9, 2006, the Board adopted forms of Stock Option Grant Notice and Stock Option Agreement (the “Option Agreement”), Dividend Equivalent Agreement and Stock Award Agreement pursuant to which awards will be granted under the Plan to participants.
     The Option Agreement provides, among other things, that:
•	the Company will issue options to purchase shares of Sunshine Common Stock to the recipient of the stock option award;
•	each option will vest, depending on the classification of the option as a Time Option, Performance Option or Superior Option, as follows:
•	Time Options will vest as to 25% of the number of shares underlying the option on November 23, 2006 and will continue to vest as to 1/36 of the number of shares underlying the option each month thereafter until such options are fully vested. Time Options will become fully vested and exercisable immediately prior to the effective date of a liquidity event.
•	A certain percentage of the Performance Options will vest based on the administrator’s determination as to whether EBITDA of the Company for each fiscal year 2006 through 2010 equals, exceeds or falls short by a certain percentage of the EBITDA target for such year. A certain percentage of Performance Options will vest immediately prior to the effective date of a liquidity event if proceeds from the liquidity event equal or exceed a certain target.
•	The vesting of Superior Options will be determined based on the extent to which proceeds from a liquidity event equal or exceed a certain target.
•	any portion of an option that is unvested at the time of a participant’s termination of service with the Company will be forfeited to the Company; and
•	any portion of an option that is vested but unexercised at the time of a participant’s termination of service with the Company may not be exercised after the first to occur of the following:
•	the expiration date of the option, which will be no later than ten years from the date of grant;
•	30 days following the date of the termination of service for any reason other than cause, death or disability;
•	the date of the termination of service for cause; and

•	twelve months following the termination of service by reason of the participant’s death or disability.
     The form of Dividend Equivalent Agreement provides that, to the extent an option is outstanding as of the record date that the Company declares a cash dividend to be paid to the stockholders of the Company (outside a policy or practice of the Board of paying dividends on a regular basis), the holder of such option will be eligible to receive, with respect to the portion of the option that is outstanding and unexercised on such record date, a cash payment as determined in accordance with the Dividend Equivalent Agreement. The Dividend Equivalent Agreement will terminate upon the earlier of:
•	a sale of the Company,
•	the consummation of a public offering of Sunshine Common Stock, or
•	the date of the participant’s termination of service with the Company.
     The form of Stock Award Agreement provides that the Company will issue shares of Sunshine Common Stock to the recipient of the stock award upon the receipt by the Company of payment for the shares of Sunshine Common Stock. The shares purchased by the participant are 100% vested on the date of sale.
     The foregoing descriptions of the forms of Option Agreement, Dividend Equivalent Agreement and Stock Award Agreement are qualified in their entirety by reference to the actual forms of Option Agreement, Dividend Equivalent Agreement and Stock Award Agreement, which are attached hereto as exhibits 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.
     On August 9, 2006, the Board granted the following options to purchase Sunshine Common Stock at an exercise price of $74.50 per share to executive offers and directors of SS&C Technologies, Inc.:

Name and Title	Total		Time Vesting	Performance Vesting	Superior Vesting
William C. Stone	177,482		70,993	70,993	35,496
Chairman of the Board and Chief Executive Officer

Normand A. Boulanger	133,112		53,245	53,245	26,622
President, Chief Operating Officer and Director

Patrick J. Pedonti	66,556		26,623	26,622	13,311
Senior Vice President and Chief Financial Officer

Stephen V. R. Whitman	35,496		14,199	14,198	7,099
Senior Vice President and General Counsel

Kevin Milne	22,185		8,874	8,874	4,437
Senior Vice President — International

William A. Etherington	2,500	*
Director
* Option 100% vested on date of grant.

Item 9.01.      Financial Statements and Exhibits.
     (d) Exhibits
     See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES, INC.
Date: August 15, 2006	By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	2006 Equity Incentive Plan of Sunshine Acquisition Corporation

10.2†	Form of Stock Option Grant Notice and Stock Option Agreement

10.3	Form of Dividend Equivalent Agreement

10.4	Form of Stock Award Agreement

†	Confidential treatment has been requested as to certain portions of this Exhibit. Such portions have been omitted and filed separately with the Securities and Exchange Commission.